Exhibit 99.1

LICENSING AND DISTRIBUTOR AGREEMENT

This Definitive Licensing and Distributorship Agreement entered into on this day of January 21st, 2008 by and between Artech Recyclingtechnik GmbH, (the "Company") Magnum D'Or Resources, Inc., the ("Distributorship").

WITNESSETH:

In consideration of the mutual premises herein contained, the parties hereto agree as follows:

I.	DEFINITIONS. In this agreement, the following definitions apply:

"Products" shall mean the products set forth on Schedule "A" attached hereto and made a part hereof, as the same may be amended from time to time and no other products of the Company, its subsidiaries or divisions.

"Patents" shall mean the patents relating to the Products owned or controlled or licensed by the Company.

"Trademarks" shall mean the trademarks, trade names, symbols, labels and registrations, applications for registrations and extensions of registration for any of the foregoing owned or controlled by the Company.

II.	APPOINTMENT

The Distributorship is hereby appointed as a single Distributorship of exclusivity for North America and China with the purpose of buying inventory, and distributing by way of sale, the Products, for a period of Sixty (60) months from the execution of this agreement, and on the terms hereinafter set forth.

When dealing with the Products, the Distributorship shall act in its own name, at its own risk and for its own account.

Nothing contained in the Agreement shall be construed to constitute the Distributorship as an agent or legal representative for any purpose of the Company, or to give the Distributorship or any of the officers, employees or agents of the Distributorship the status of an agent or an employee of the Company, it being intended hereby that the Company and the Distributorship are and shall continue to be, throughout the term of this Agreement, independent contractors.

This Agreement shall not authorize the Distributorship to transact any business in the name of, for, or on account of the Company or to assume or grant any obligation or responsibility binding upon the Company in any manner whatsoever.

III.  PLACING OF ORDERS AND PRICES

1.  The Distributorship shall purchase from the Company such quantities of the products as will enable the Distributorship to meet all reasonable demands for the Products in their areas of operation. The Distributorship shall provide to the Company, on a quarterly basis, its “best estimate" rolling forecast showing its anticipated requirements, by month, for the succeeding twelve (12) month period.

2.  Prices and discounts for the Products shall be the prices and discounts in effect at the time of shipment, unless otherwise indicated. The Company shall have the right from time to time to change said prices and discounts with thirty (30) days notice.

3.  While the Company agrees to accept and fill orders received from the Distributorship within a reasonable period of time, the Company accepts no obligation to supply in anyone-month more than one quantity of the Products, which the Company in its absolute discretion shall determine.

4.  All orders shall be on forms provided by the Company and shall, at a minimum, set forth the following:

a. Products by type and quantity
b. Price
c. Shipping Location
d. Method of Shipping and any special requirements
e. Requested shipping date
f. Order number
g. Tax exempt status of Distributorship or Customer, if any

5.  Upon placing an order, the Distributorship shall pay Fifty Percent (50%) of the order. The Distributorship may apply for Company credit and be subject to the terms and conditions of the credit agreement.

6.  The balance shall be paid Net 30 from the date of delivery of the order, subject to credit approval.

7.  An order shall be deemed filled when the Products are picked up from the distribution facility. Title and risk of loss or damage to the Products shall pass to the Distributorship when the Products are picked up at the distribution facility. The Distributorship shall bear all costs for the delivery of the Products from the distribution facility, unless otherwise agreed to in writing between the Company and the Distributorship.

IV. Marketing

1.  The Distributorship shall use its best efforts to introduce, sell, and at all times and at its expense, actively promote the sale of the Products (Distributorship may be eligible for Manufacturers Co-Op Program). This provision is of the essence of this Agreement and the basis on which the Company has consented to enter into this Agreement.

The Distributorship agrees to purchase not less than “to be determined" of the Products during each twelve (12) month period (“Minimum Commitment") and further agrees to maintain the minimum inventory of “to be determined" of the Products (“Minimum Inventory"). In the event the Distributorship does not achieve the Minimum Commitment or maintain the minimum inventory, then, at the option of the Company, the Company may, in its sole discretion, treat the same as a breach of this Agreement and exercise its rights to terminate this agreement.

2. The Company makes no promises, representations, warranties or guaranties with respect to the Products except as from time to time expressly set fourth in any of the sales literature or other documents executed and supplied by the Company to the Distributorship. In selling the Products the Distributorship will not make any promises, representations, warranties or guaranties with reference to the Products except as are consistent with those expressly set forth in said sales literature or other documents or as is otherwise expressly authorized by the Company in writing. In no event shall any promises, representations, warranties or guaranties of the Company be implied unless required by applicable law.

V.	TERMS AND CONDITIONS.

All sales of the Products to the Distributorship shall be subject to any and all terms and conditions of the Company, relating to said Products, which terms and conditions shall be subject to change by the Company with thirty (30) days prior notice.

No terms or conditions of the Distributorship's purchase order (whether printed, stamped, typed or written), except those specifying the quantity and character of the Products ordered, the price, shipment invoice information and shipping instructions, shall be applicable to such sales.

VI .  DUTIES OF THE DISTRIBUTORSHIP.

The Distributorship will, at all times during the term of this Agreement, observe and perform the terms and conditions set out in this Agreement.

The Distributorship will not alter, obscure, remove, conceal or otherwise interfere with any Patents, Trademarks, markings or other indication of the course of origin of goods, which may be placed on Products by the Company.

The Distributorship shall keep the Company constantly informed of the course of the business of the Products and promptly bring to the notice of the Company any information which it now has or may be received by it in the future which is likely to be of interest, use, or benefit to the Company in relation to the marketing of the Products.

The Distributorship shall keep the Company fully informed of any change in the capital structure or management of the Distributorship or business.

The Distributorship shall, from time to time upon the request of the Company, supply to the Company reports, returns and other information relating to the Distributorship or the business relating to the Products.

The Distributorship shall maintain, at its own expense, adequate location(s) and means of transportation for the proper storage, sales, installation and rendering of servicing of the Products, as well as capable personnel and necessary materials and equipment.

The Distributorship shall ensure that all installation employees, whether full-time or part-time, contractors or subcontractors, undergo a program of training as relates to the proper installation of the Product.

VI.	CREDIT LIMIT.

Notwithstanding any other provisions of this Agreement, the Company reserves the right to refuse shipment of any order placed by the Distributorship if the total amount owing by the Distributorship to the Company with respect to Products sold to the Distributorship exceeds at the date of such shipment the sum of "to be determined".

VII.  EXCLUDED SALES

All sales inquiries and orders place in the exclusive territory of the Distributor will be placed and or referred by the Company to the Distributor without exception.

IX.  TRADEMARKS

1.  The Distributorship acknowledges that either the Company, its affiliates and subsidiaries, is the owner of the Patents. Distributorship agrees that the Patents shall remain vested in the Company, both during the term of this Agreement and thereafter. Distributorship agrees, during the term of the Agreement and thereafter: (a) not to challenge the validity or the ownership of any such Patents; and (b) not to assert or claim any right therein or in any colorable imitation thereof.

2.  The Distributorship acknowledges that either the Company, its parent or its subsidiaries is the owner of the Trademarks and the goodwill attaching to the business in the Products in respect to which they are used. Distributorship agrees that the Trademarks shall remain vested in the Company both during the term of this Agreement and thereafter. The Distributorship agrees during the Term of this Agreement and thereafter: (a) not to challenge the validity or the ownership of any such Trademarks; and (b) not to assert or claim any right therein or in any colorable imitation thereof.

3.  The Distributorship agrees to use or otherwise display such Trademarks only on or in connection with the Products in the same manner as done by the Company and subject to the prior written approval of the Company.

4.  The Distributorship shall not have the right to use any of the Trademarks in combination with any other trademark, trade name or symbol without prior written approval of the Company, and in this event the Distributorship shall cease the use of any such name or combination upon termination of this agreement.

5.  The Distributorship shall cease all usage of the Patent or Trademarks upon termination of this Agreement.

X.  TERMINATION OF AGREEMENT

1.  This Agreement shall become effective as soon as the same has been executed by both parties and shall continue in force until either party gives the other at least sixty (60) days prior written notice of termination during the period of the Agreement, or no less than thirty (30) days prior to the anniversary date of this Agreement. If no notice is presented by either party this Agreement shall be considered by both parties to have been renewed for an additional sixty (60) month period from the anniversary date of this agreement.

2.  Notwithstanding any provisions herein to the contrary, the Company shall have the right at any time, by giving written notice to the Distributorship, to terminate this Agreement, or any extension thereof, forthwith in any of the following events:
a. If the Distributorship shall commit any breach of the terms hereof and such breach shall have continued ten (10) days after notice of such breach shall have been given to the Distributorship; or
b. If the Distributorship enters into bankruptcy or liquidation whether compulsorily or voluntarily or compounds with its creditors or has a receiver appointed of all or any part of its assets or takes or suffers any similar action in consequences or a debt or generally becomes unable to pay its debts when due; or
c. If the Distributorship shall cease to carryon business; or
d. If the Distributorship is unable to make timely payments herein under in the currency agreed to herein by reason of governmental monetary controls or any other law or regulation; or
e. There is any material change in the existing ownership, control or management of the Distributorship or the Distributorship's business as Determined by the Company in its sole discretion.

XI.  EFFECT OF TERMINATION. Any termination of this Agreement in accordance with its terms shall:

1. Be without prejudice to the rights of either party against the other which may have accrued up to the date of such termination;

2.  Not affect or terminate any rights or obligations hereunder which by their express terms or by implication are intended to survive such termination; and

3.  Not entitle either party to any compensation or payment for goodwill which may have been established or any termination pay, severance pay, indemnity or damages on account of present or prospective profits on sales or anticipated sales, or on account of expenditures made in connection with the business or any amount for any other cause by reason of such termination notwithstanding any law to the contrary.

XII.  RETURN OF COMPANY PROPERTY. upon termination of this Agreement, for any reason, the Distributorship shall offer for sale to the Company at a price equal to the Distributorship's net landed cost thereof all Products purchased by the Distributorship pursuant to this Agreement and at that time the property of the Distributorship. The Company or its duly authorized agent shall have full facilities to inspect such Products. The Company shall be under no obligation to repurchase all or any of those Products but shall notify the Distributorship of its determination whether or not to repurchase any or all of them within thirty (30) days of the date of receipt of such offer.

XIII.  CONFIDENTIALITY

1.  Except for information intended for public dissemination, any information provided by the Company to the Distributorship, regardless of form, shall be deemed to be confidential information of the Company except if such information is: (a) in or becomes part of the public domain through no fault of the Distributorship; (b) disclosed to the Distributorship by a third party without restriction; or (c) is independently developed by the Distributorship without access to any information furnished to it by the Company. All inventions, Patents, Trademarks and all Product Information shall also constitute confidential information of the Company. All such confidential information shall be held in confidence by the Distributorship and, if in written form, shall be returned to the Company upon its request. Distributorship shall not: (a) disclose such information except to its employees who have a bona fide need to know; and (b) reproduce such information with the consent of the Company. The information described herein shall include, without limitation, any information, including, without limitation, design information, in electronically or encoded on computer disks, magnetic tapes or other media accessible through use of a computer or other electronic media.

2.  All such confidential information shall be used by Distributorship solely for the purposes of performing its obligations under this Agreement and for no other purpose. Upon the expiration or termination of this Agreement, Distributorship shall forthwith return all confidential information of the Company and shall destroy all copies thereof in Distributorship's possession (including purging such confidential information from its computers), and Distributorship shall certify such destruction to the Company in writing, signed by an officer of the Distributorship, in affidavit form.

3.  To the extent Distributorship is required in connection with the performance of this Agreement to disclose any confidential information to any authorized subcontractor, Distributorship shall, by written agreement with each such sub-contractor, require each such subcontractor to comply with the requirements hereof.

XIV. INDEMNIFICATION AND INSURANCE

1. Distributorship shall indemnify and save the Company, its officers, directors and shareholders, harmless from any liability or claim relating to the Products (including, without limitation, the costs and reasonable attorney's fees in connection therewith) that may be made by a third party, including, without limitation, a claim relating to injury, including death, to persons or damage to property which is caused by the installation of the Products.

2. Distributorship shall maintain during the term of this Agreement, General Liability Insurance, including contractual, products liability and broad form vendors' endorsement with limits to be determined upon point of sale.

3. Such insurance shall be primary and noncontributory with respect to any insurance, which the Company or any of the customers of the Distributorship may have, and the Company shall, under such insurance, be named as an additional insured with a cross liability endorsement. Prior to the commencement of the Term, Distributorship shall furnish to the Company a certificate of insurance evidencing that such insurance is in effect. The certificate shall also state that the Distributorship's insurance carrier(s) shall notify the Company within thirty (30) days of any cancellation, material change or exhaustion of the aforementioned limits. Distributorship shall in such event furnish a new certificate in the event of cancellation or expiration of any insurance.

XV. VARIATION OF DEFINITION OF PRODUCTS. Notwithstanding anything contained herein, the Company may at any time at its sole discretion vary the Products included in the definition Clause I of this Agreement and thereby change Schedule A accordingly by giving to the Distributorship notice in writing:

1.	withdrawing any article, which the Company ceases, to sell or manufacture or ceases to export without thereby incurring any liability for damages to the Distributorship

2.	adding or substituting further articles which are functionally similar to the Products or otherwise complement any article or line of articles comprising the Products.

XVI. FORCE MAJEURE. The Company shall not be liable, in any way whatsoever, to the Distributorship for failure to perform the terms of this Agreement or fulfill orders which have been accepted or for delay in delivery of Products in any case where such performance or the fulfillment of any such order or shipment thereof is prevented by or pursuant to any law, or governmental regulation or restriction, or by any labor dispute, strike, lock-out or other labor trouble or casualty or by any cause beyond the control of the Company, including, but not limited to, any act of God, fire, flood, earthquake, storm, epidemics, quarantine restrictions, war insurrection or riots, civil unrest, freight embargoes, car wrecks, delays or shortage in transportation, unusually severe weather or inability to obtain necessary labor, materials, fuel, energy or manufacturing facilities due to such causes.

XVII.  COMPLIANCE WITH LAWS. The Distributorship shall comply with all laws, ordinances and regulations respecting the sales, installation, service and export of the Products from the country of manufacture and the importation of the Products into the countries of destination. Distributorship agrees that no part of the consideration paid to it pursuant to the sales of the Products shall be offered, paid or promised, directly or indirectly, to any governmental official, any political party or official thereof, or any candidate for political office, for the purpose of inducing such person or party to use his or its influence to affect or influence any act or decision of any national, state or local government or any instrumentality of such governments. For the purposes of this Clause, the term "governmental official" shall include any officer or employee of any national, state or local governments, or any person acting in an official capacity for or behalf of such governments or such department, agency or instrumentality.

XVIII. NOTICES. All notices, requests or other communications provided for or permitted hereunder shall be in English and in writing and shall be delivered in person, or mailed by registered air mail or telegraphed to the addresses set forth below the signatures of the parties hereto executing this Agreement.

XIX.  ASSIGNMENT. This Agreement and all rights granted the Distributorship herein are personal to the Distributorship and may not be assigned. Distributorship's rights hereunder may not be exercised by any other person, firm or corporation without the prior written consent of the Company.

XX.  INTERPRETATION. In case of any doubt as to the interpretation of any of the provisions of this Agreement, the English language version of the Agreement shall be controlling.

XXI.  OTHER AGREEMENT, AMENDMENTS.  The terms and conditions herein contained constitute the entire agreement between the parties and shall supercede all previous communications and agreements, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding, varying, modifying or extending the same shall be abiding upon either party hereto unless in writing, signed by a duly authorized officer or representative thereof and containing an express reference to this Agreement, nor shall any subsequent course of dealings or conduct of the parties, or of either of them, result in any modification or extension of this Agreement.

XXII. HEADINGS. The headings to the Clauses in this Agreement are for convenience only and shall not affect the construction thereof.

XXIII. APPLICABLE LAW. This Agreement and all matters relating directly or indirectly thereto or arising there from shall in all respects be governed by and interpreted in accordance with the laws of the State of Florida.

XXIV. COUNTERPARTS. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed as an original, but all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, Both parties have hereby agreed to announce this as the definitive agreement and have dually agreed upon negotiating prices & terms as the equipment, machinery, and products are acquired.

MAGNUM D' OR RESOURCES, Inc.

By: /s/ Joseph J. Glusic

Name: Joseph J. Glusic
Title: President and CEO

ARTECH RECYCLINGTECHNIK GMHB

By: Felix E. Assflag

Name: Felix E. Assflag
Title: Managing Director